SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) JULY 21, 1999


                       Asset Backed Securities Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      333-64351                                        13-3354848
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 (Commission File Number)                  (I.R.S. Employer Identification No.)

         11 Madison Avenue, New York, New York              10010
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         (Address of Principal Executive Offices)        (Zip Code)

                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to Asset Backed Securities Corporation's (the "Depositor") Registration Statement on Form S-3, Registration Number 333-64351, the Depositor caused the issuance of $929,115,465 principal amount of Home Equity Loan Pass-Through Certificates, Series 1999-LB1 (the "Certificates"), on July 21, 1999 (the "Closing Date"). This Current Report on Form 8-K is being filed to file copies of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement.

          The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 (the "Cut-Off Date"), among the Depositor, Long Beach Mortgage Company, as servicer and The Chase Manhattan Bank, as trustee (the "Trustee").


          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits

EXHIBIT NO.      Document Description

99.1             Pooling and Servicing Agreement
99.2             Mortgage Loan Purchase Agreement

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ASSET BACKED SECURITIES CORPORATION
                                                     (Registrant)


Dated:  August 4, 1999                By:  /S/ FIACHRA O'DRISCOLL
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                                         Name:  Fiachra O'Driscoll
                                         Title: Authorized Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.                Document Description

99.1                       Pooling and Servicing Agreement
99.2                       Mortgage Loan Purchase Agreement


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